               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 15, 2004

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2003-A OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2003-B OWNER TRUST

             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         33-55865                                  51-0337491
  (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

--------------------------------------------------------------------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

          On March 15, 2004,  Registrant made available  the
          Monthly Servicer Certificates for the Period of February 2004
          for the specified Owner Trusts,  which  are  attached as
          Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.

--------------------------------------------------------------------------------

                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934, the Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2003-A OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2003-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  March 22, 2004                     By:/s/ Paul E. Martin
-----------------------                          --------------------------
                                                 Paul E. Martin
                                                 Vice President & Controller

-----------------------------------------------------------------------------

EXHIBIT INDEX

Exhibit No.    Description

   20.1        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate # 41, dated March 15, 2004

   20.2        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate #35, dated March 15, 2004

   20.3        Navistar Financial 2001-B Owner Trust
               Monthly Servicer Certificate #29, dated March 15, 2004

   20.4        Navistar Financial 2002-A Owner Trust
               Monthly Servicer Certificate #23, dated March 15, 2004

   20.5        Navistar Financial 2002-B Owner Trust
               Monthly Servicer Certificate #16, dated March 15, 2004

   20.6        Navistar Financial 2003-A Owner Trust
               Monthly Servicer Certificate #10, dated March 15, 2004

   20.7        Navistar Financial 2003-B Owner Trust
               Monthly Servicer Certificate #5, dated March 15, 2004

================================================================================

                         EXHIBIT 20.1

            Navistar Financial 2000 - B Owner Trust
                For the Month of February, 2004
              Distribution Date of March 15, 2004
                  Servicer Certificate  #41

Original Pool Amount                           $764,710,097.53

Beginning Pool Balance                          $78,012,720.22
Beginning Pool Factor                                0.1020161

Principal and Interest Collections:
   Principal Collected (Incl. Servicer
        Advance Repay                            $5,731,317.01
   Interest Collected                              $663,268.30

Additional Deposits:
   Repurchase Amounts                                    $0.00
   Liquidation Proceeds / Recoveries               $295,930.49
Total Additional Deposits                          $295,930.49

Repos / Chargeoffs                                 $180,523.26
Aggregate Number of Notes Charged Off                      175

Total Available Funds                            $6,690,515.80

Ending Pool Balance                             $72,100,879.95
Ending Pool Factor                                   0.0942852

Servicing Fee                                       $65,010.60

Repayment of Servicer Advances                           $0.00

Reserve Account:
   Beginning Balance                            $15,577,287.82
   Target Percentage                                      5.50%
   Target Balance                                $3,965,548.40
   Minimum Balance                              $15,294,201.95
   (Release) / Deposit                            ($283,085.87)
   Ending Balance                               $15,294,201.95
-------------------------------------------------------------
Current Weighted Average APR:                            9.680%
-------------------------------------------------------------
Current Weighted Average Remaining Term (months):        16.36
-------------------------------------------------------------
Delinquencies                                               Dollars   Notes
   Installments: 1 - 30 days                           1,257,331.10   1,100
                31 - 60 days                             329,676.27     271
                60+  days                                178,761.20      51

   Total:                                              1,765,768.57   1,118
   Balances:   60+  days                                 989,115.88      51

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2000 - B Owner Trust
For the Month of February, 2004

                                                                           NOTES
                                         TOTAL        CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4    CLASS B NOTES
                                    $764,710,097.53 $140,000,000.00 $232,400,000.00 $184,900,000.00 $178,733,000.00 $28,677,097.53
Original Pool Amount

Distributions:
   Distribution Percentages  1                                0.00%           0.00%           0.00%         96.25%          3.75%

   Coupon                                                   6.7300%         6.6600%         6.6700%        6.7800%        7.0300%

Beginning Pool Balance               $78,012,720.22
Ending Pool Balance                  $72,100,879.95

Collected Principal                   $5,731,317.01
Collected Interest                      $663,268.30
Charge - Offs                           $180,523.26
Liquidation Proceeds / Recoveries       $295,930.49
Servicing                                $65,010.60
Cash Transfer from Reserve Account            $0.00
Total Collections Avail for Debt Svc  $6,625,505.20

Beginning Balance                    $78,012,720.25           $0.00           $0.00           $0.00 $69,836,774.36  $8,175,945.89

Interest Due 2                          $442,475.20           $0.00           $0.00           $0.00    $394,577.78     $47,897.42
Interest Paid                           $442,475.20           $0.00           $0.00           $0.00    $394,577.78     $47,897.42
Principal Due                         $5,911,840.27           $0.00           $0.00           $0.00  $5,690,146.26    $221,694.01
Principal Paid                        $5,911,840.27           $0.00           $0.00           $0.00  $5,690,146.26    $221,694.01

Ending Balance                       $72,100,879.98           $0.00           $0.00           $0.00 $64,146,628.10  $7,954,251.88
Note/Certificate Pool Factor
  (Ending Balance/Original Pool Amt                          0.0000          0.0000          0.0000         0.3589         0.2774

Total Distributions                   $6,354,315.47           $0.00           $0.00           $0.00  $6,084,724.04    $269,591.43

Interest Shortfall                            $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                           $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
   Total Shortfall                            $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
     (required from Reserve)
Excess Servicing                        $271,189.73
   (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance       $15,577,287.82
(Release) / Draw                       ($283,085.87)
Ending Reserve Acct Balance          $15,294,201.95

1) Principal distributions will be paid in the following priority: First 100% to Class A-1 until paid in full, second 96.25% applied equentially to Class A notes and 3.75% to Class B notes until all Class A notes are repaid in full, then 100% to Class B notes.
2) Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on 30-day month.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
=================================================
Memo Item - Advances:
 Servicer Advances - Current Month     $443,035.40
 Total Outstanding Servicer Advance $15,062,589.39
=================================================

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2000 - B Owner Trust
For the Month of February, 2004

Trigger EventA)  Loss Trigger
             B)  Delinquency Trigger
             C)  Noteholders Percent Trigger

                                              5                    4                3               2                1
                                           Oct-03               Nov-03           Dec-03           Jan-04          Feb-04

Beginning Pool Balance                  $103,543,938.70     $96,943,722.52   $90,649,396.07   $83,549,636.97   $78,012,720.22

A)  Loss Trigger:
Principal of Contracts Charged Off          $286,395.71        $135,727.64       $62,483.12      $165,472.69      $180,523.26
Recoveries                                  $602,751.34        $231,014.56      $127,917.46      $508,905.22      $295,930.49

Total Charged Off (Months 5, 4, 3)          $484,606.47
Total Recoveries (Months 3, 2, 1)           $932,753.17
                                      ------------------
Net Loss / (Recoveries) for 3 Mos          ($448,146.70)(a)

Total Balance (Months 5, 4, 3)          $291,137,057.29 (b)

Loss Ratio Annualized  [(a/b) * (12)]          -1.8472%

Trigger:  Is Ratio > 1.5%                    No
                                                                                Dec-03           Jan-04          Feb-04
B)  Delinquency Trigger:                                                     $897,193.43     $1,004,483.89    $989,115.88
    Balance delinquency 60+ days                                                 0.98974%          1.20226%       1.26789%
    As % of Beginning Pool Balance                                                1.1338%           1.1772%       1.15330%
    Three Month Average

Trigger:  Is Average > 2.0%                  No

C)  Noteholders Percent Trigger:                2.0000%
    Ending Reserve Account Balance
    not less than 1% of Initial Aggregate
    Receivables Balance

Trigger:  Is Minimum < 1.0%                  No

====================================================================================================================================

                             EXHIBIT 20.2

                  Navistar Financial 2001 - A Owner Trust
                      For the Month of February 2004
                   Distribution Date of March 15, 2004
                       Servicer Certificate  #35

Original Pool Amount                                        $257,155,638.25
Subsequent Receivables (transferred 4/30/01)                 $53,340,411.35
Subsequent Receivables (transferred 5/30/01 )                $67,396,152.49
Subsequent Receivables (transferred 6/28/01)                 $22,107,022.10
Beginning Pool Balance                                       $79,444,667.68
Beginning Pool Factor                                             0.1986121

Principal and Interest Collections:
    Principal Collected (Incl. Servicer Advance Repay)        $6,205,220.69
    Interest Collected                                          $625,056.32
    Mandatory Prepayments
Additional Deposits:
    Repurchase Amounts                                                $0.00

    Liquidation Proceeds / Recoveries                           $205,499.53
Total Additional Deposits                                       $205,499.53

Repos / Chargeoffs                                              $191,193.00
Aggregate Number of Notes Charged Off                                   111

Total Available Funds                                         $7,035,776.54

Ending Pool Balance                                          $73,048,253.99
Ending Pool Factor                                                0.1826210

Servicing Fee                                                    $66,203.89

Repayment of Servicer Advances                                        $0.00

Reserve Account:
    Beginning Balance                                         $8,219,404.83
    Target Percentage                                                  5.50%
    Target Balance                                            $4,017,653.97
    Minimum Balance                                           $7,999,984.48
    (Release) / Deposit                                        ($219,420.35)
    Ending Balance                                            $7,999,984.48
---------------------------------------------------------------------------
Current Weighted Average APR:                                        9.392%
---------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                    21.67
---------------------------------------------------------------------------
Delinquencies                                                   Dollars    Notes
    Installments: 1 - 30 days                                957,399.01      890
                 31 - 60 days                                202,696.31      205
                      60+ days                               144,676.78       80
           Total:                                          1,304,772.10      917
        Balances:     60+  days                              970,568.30       80

------------------------------------------------------------------------------------------------------------------------------------
Navistar Financial 2001 - A Owner Trust
For the Month of February 2004                                             NOTES
                                          TOTAL        CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4   CLASS B NOTES
                                     $400,000,000.00  $72,500,000.00  $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00
Original Pool Amount

Distributions:
   Distribution Percentages  1                                  0.00%            0.00%           0.00%         95.75%         4.25%

   Coupon                                                     4.2900%          4.4700%         4.9900%        5.4200%       5.5900%

Beginning Pool Balance                $79,444,667.68
Ending Pool Balance                   $73,048,253.99

Collected Principal                    $6,205,220.69
Collected Interest                       $625,056.32
Charge - Offs                            $191,193.00
Liquidation Proceeds / Recoveries        $205,499.53
Servicing                                 $66,203.89
Cash Transfer from Pre-Funding Acct.
Cash Transfer from Reserve Account             $0.00
Total Collections Avail for Debt Svc   $6,969,572.65

Beginning Balance                     $79,444,667.69           $0.00            $0.00          $0.00  $72,987,019.30 $6,457,648.39

Interest Due 2                           $359,739.92           $0.00            $0.00          $0.00     $329,658.04    $30,081.88
Interest Paid                            $359,739.92           $0.00            $0.00          $0.00     $329,658.04    $30,081.88
Principal Due                          $6,396,413.69           $0.00            $0.00          $0.00   $6,124,566.11   $271,847.58
Mandatory Prepayments Class A-1 only
Principal Paid                         $6,396,413.69           $0.00            $0.00          $0.00   $6,124,566.11   $271,847.58

Ending Balance
Note/Certificate Pool Factor          $73,048,254.00           $0.00            $0.00          $0.00  $66,862,453.19 $6,185,800.81
   (Ending Balance/Orginal Pool Amt)                          0.0000           0.0000         0.0000          0.7228        0.3639

Total Distributions                    $6,756,153.61           $0.00            $0.00          $0.00   $6,454,224.15   $301,929.46

Interest Shortfall                             $0.00           $0.00            $0.00          $0.00           $0.00         $0.00
Principal Shortfall                            $0.00           $0.00            $0.00          $0.00           $0.00         $0.00
   Total Shortfall                             $0.00           $0.00            $0.00          $0.00           $0.00         $0.00
Excess Servicing
   (see Memo Item - Reserve Account)     $213,419.04

   Beginning Reserve Acct Balance      $8,219,404.83
   (Release) / Draw                     ($219,420.35)
   Ending Reserve Acct Balance         $7,999,984.48

1)Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 95.75% applied sequentially to Class A notes and 4.25% to Class B notes until all Class A notes are repaid in full, then 100% to Class B notes
2)Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest  for first settlement based off 18 days, from 4/27/01-5/15/01.

(* x represents previously paid interest to other classes)
(* y represents previously paid interest and principal on other classes.)
=================================================
Memo Item - Advances:
 Servicer Advances - Current Month     $177,901.04
 Total Outstanding Servicer Advances $6,857,961.92
=================================================

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2001 - A Owner Trust
For the Month of February 2004

Trigger Events A)  Loss Trigger
               B)  Delinquency Trigger
               C)  Noteholders Percent Trigger

                                          5                4              3               2               1
                                        Oct-03           Nov-03         Dec-03          Jan-04          Feb-04

Beginning Pool Balance              $102,055,650.76   $94,715,946.81 $90,007,923.36  $83,711,784.48   $79,444,667.68

A)  Loss Trigger:
Principal of Contracts Charged Off      $255,104.19      $104,530.74     $65,977.88     $172,751.93      $191,193.00

Recoveries                              $809,527.24       $78,088.82    $238,550.16     $150,023.16      $205,499.53

Total Charged Off (Months 5, 4, 3)      $425,612.81
Total Recoveries (Months 3, 2, 1)       $594,072.85
                                    ---------------
Net Loss / (Recoveries) for 3 Mos      ($168,460.04)(a)

Total Balance (Months 5, 4, 3)      $286,779,520.93(b)

Loss Ratio Annualized  [(a/b) * (12)]      -0.7049%

Trigger:  Is Ratio > 1.5%                 No
                                                                        Dec-03          Jan-04          Feb-04
B)  Delinquency Trigger:                                             $922,193.44     $971,308.41       $970,568.30
    Balance delinquency 60+ days                                         1.02457%        1.16030%          1.22169%
    As % of Beginning Pool Balance                                       0.99293%        1.09755%          1.13552%
    Three Month Average

Trigger:  Is Average > 2.0%               No

C)  Noteholders Percent Trigger:           2.0000%
    Ending Reserve Account Balance
    not less than 1% of Initial Aggregate
    Receivables Balance

Trigger:  Is Minimum < 1.0%               No

====================================================================================================================================

                                 EXHIBIT 20.3

                    Navistar Financial 2001 - B Owner Trust
                       For the Month of February 2004
                     Distribution Date of March 15, 2004
                         Servicer Certificate  #29

Original Pool Amount                                     $292,329,093.98
Subsequent Receivables (transferred 11/01/01)             $59,897,861.72
Subsequent Receivables (transferred 12/10/01)            $117,139,017.24
Subsequent Receivables (transferred 1/14/02)              $30,633,447.04
Beginning Pool Balance                                   $153,293,472.81
Beginning Pool Factor                                          0.3065873

Principal and Interest Collections:
   Principal Collected (Incl. Servicer Advance Repay)     $11,906,955.67
   Interest Collected                                      $1,064,001.38
   Mandatory Prepayments
Additional Deposits:

   Repurchase Amounts                                              $0.00
   Liquidation Proceeds / Recoveries                         $175,452.06
Total Additional Deposits                                    $175,452.06

Repos / Chargeoffs                                           $101,630.63
Aggregate Number of Notes Charged Off                                135

Total Available Funds                                     $13,146,409.11

Ending Pool Balance                                      $141,284,886.51
Ending Pool Factor                                             0.2825701

Servicing Fee                                                $127,744.56

Repayment of Servicer Advances                                     $0.00

Reserve Account:
   Beginning Balance  (see Memo Item)                     $10,497,507.77
   Target Percentage                                                5.50%
   Target Balance                                          $7,770,668.76
   Minimum Balance                                         $9,999,988.40
   (Release) / Deposit                                      ($497,519.37)
   Ending Balance                                          $9,999,988.40
----------------------------------------------------------------------
Current Weighted Average APR:                                      8.252%
----------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                  27.68
----------------------------------------------------------------------
Delinquencies                                                 Dollars   Notes
   Installments: 1 - 30 days                              1,433,808.81   1,465
                31 - 60 days                                270,493.51     358
                     60+ days                               162,835.03      89

     Total:                                               1,867,137.35   1,490
   Balances:         60+ days                             1,504,985.44      89

------------------------------------------------------------------------------------------------------------------------------------
Navistar Financial 2001 - B Owner Trust
For the Month of February 2004
                                                                          NOTES
                                              TOTAL       CLASS A - 1    CLASS A - 2     CLASS A - 3   CLASS A - 4  CLASS B NOTES
                                        $500,000,000.00 $79,638,000.00 $131,715,000.00 $179,000,000.00 $90,897,000.00 $18,750,000.00
Original Pool Amount

Distributions:
   Distribution Percentages  1                                    0.00%           0.00%          96.25%          0.00%         3.75%

   Coupon                                                       2.4400%         2.8300%        1.34438%        4.3700%       4.8300%

Beginning Pool Balance                  $153,293,472.81
Ending Pool Balance                     $141,284,886.51

Collected Principal                      $11,906,955.67
Collected Interest                        $1,064,001.38
Charge - Offs                               $101,630.63
Liquidation Proceeds / Recoveries           $175,452.06
Swap Payments to/(from)Trust               ($100,956.37)
Servicing                                   $127,744.56
Investment Earnings from Pre-Funding Acct.        $0.00
Negative Carry Amount                             $0.00
Cash Transfer from Pre-Funding Acct.              $0.00
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Svc     $12,917,708.18

Beginning Balance                       $153,293,472.81           $0.00           $0.00 $53,661,542.58  $90,897,000.00 $8,734,930.23

Interest Due 2                              $420,280.80           $0.00           $0.00     $54,106.13     $331,016.58    $35,158.09
Interest Paid                               $420,280.80           $0.00           $0.00     $54,106.13     $331,016.58    $35,158.09
Principal Due                            $12,008,586.30           $0.00           $0.00 $11,558,264.31           $0.00   $450,321.99
Mandatory Prepayments Class A-1 only              $0.00           $0.00
Principal Paid                           $12,008,586.30           $0.00           $0.00 $11,558,264.31           $0.00   $450,321.99

Ending Balance                          $141,284,886.51           $0.00           $0.00 $42,103,278.27  $90,897,000.00 $8,284,608.24
Note/Certificate Pool Factor
    (Ending Balanace Pool Amt)                                   0.0000          0.0000         0.2352          1.0000        0.4418

Total Distributions                      $12,428,867.10           $0.00           $0.00 $11,612,370.44     $331,016.58   $485,480.08

Interest Shortfall                                $0.00           $0.00           $0.00          $0.00           $0.00         $0.00
Principal Shortfall                               $0.00           $0.00           $0.00          $0.00           $0.00         $0.00
   Total Shortfall                                $0.00           $0.00           $0.00          $0.00           $0.00         $0.00
Excess Servicing
   (see Memo Item - Reserve Account)        $488,841.08

   Beginning Reserve Acct Balance        $10,497,507.77
   (Release) / Draw                        ($497,519.37)
   Ending Reserve Acct Balance            $9,999,988.40

1) Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2) Class A-1  and Class A-3 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest for first settlement based off 14 days, from 11/01/01-11/15/01. Class A-3 Interest.  Interest based on One Month Libor +25 bp.
3) LIBOR was reset on 3/11/04 at 1.09000%.  The Interest Rate on the Class A-3a  Floating Rate Notes for the 4/15/04 Distribution
Date is 1.34000%.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
====================================================
Memo Item - Advances:
   Servicer Advances - Current Month     $596,052.63
   Total Outstanding Servicer Advances $4,281,604.71
====================================================

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2001 - B Owner Trust
For the Month of February 2004

Trigger Events: A)  Loss Trigger
                B)  Delinquency Trigger
                C)  Noteholders Percent Trigger

                                                5                 4                 3                 2                 1
                                             Oct-03             Nov-03            Dec-03            Jan-04            Feb-04

Beginning Pool Balance                   $195,212,483.06    $180,027,386.78   $172,131,568.85   $162,185,177.56   $153,293,472.81

A)   Loss Trigger:

Principal of Contracts Charged Off           $220,409.13         $95,347.52       $377,492.72        $38,202.38       $101,630.63

Recoveries                                   $912,805.56         $91,211.47       $287,941.36       $581,055.39       $175,452.06

Total Charged Off (Months 5, 4, 3)           $693,249.37
Total Recoveries (Months 3, 2, 1)          $1,044,448.81
                                         ----------------
Net Loss / (Recoveries) for 3 Mos           ($351,199.44)(a)

Total Balance (Months 5, 4, 3)           $547,371,438.69 (b)

Loss Ratio Annualized  [(a/b) * (12)]           -0.7699%

Trigger:  Is Ratio > 1.5%                      No
                                                                                  Dec-03            Jan-04            Feb-04

B)   Delinquency Trigger:                                                     $1,285,129.47     $1,016,844.78      $1,504,985.44
     Balance delinquency 60+ days                                                   0.74660%          0.62697%           0.98177%
     As % of Beginning Pool Balance                                                 0.67836%          0.73541%           0.78511%
     Three Month Average

Trigger:  Is Average > 2.0%                    No

C)   Noteholders Percent Trigger:           2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                    No

====================================================================================================================================

                             EXHIBIT 20.4

                 Navistar Financial 2002 - A Owner Trust
                      For the Month of February 2004
                  Distribution Date of March 15, 2004
                      Servicer Certificate  #23

Original Pool Amount                                       $317,954,886.53
Subsequent Receivables (transferred 04/30/02)               $69,994,775.15
Subsequent Receivables (transferred 05/31/02)              $112,050,220.64
Subsequent Receivables (transferred 00/00/00)                        $0.00
Beginning Pool Balance                                     $198,149,953.29
Beginning Pool Factor                                            0.3963000

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)      $8,789,251.33
     Interest Collected                                      $1,252,024.99

Additional Deposits:
     Repurchase Amounts                                              $0.00

     Liquidation Proceeds / Recoveries                         $141,874.46
Total Additional Deposits                                      $141,874.46

Repos / Chargeoffs                                             $273,999.04
Aggregate Number of Notes Charged Off                                   85

Total Available Funds                                       $10,183,150.78

Ending Pool Balance                                        $189,086,702.92
Ending Pool Factor                                               0.3781735

Servicing Fee                                                  $165,124.96

Repayment of Servicer Advances                                       $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                     $11,136,378.49
     Target Percentage                                               5.50%
     Target Balance                                         $10,399,768.66
     Specified Yield Supplement Amount                               $0.00
     Specified Yield Supplement Amount                          $25,884.41
     Specified Reserve Account Balance                      $10,425,653.07
     Minimum Balance                                         $9,999,997.65
     (Release) / Deposit                                      ($710,725.42)
     Ending Balance                                         $10,425,653.07
---------------------------------------------------------------------------
Current Weighted Average APR:                                       7.565%
---------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                    30.68
---------------------------------------------------------------------------
Delinquencies                                                  Dollars     Notes
                         Installments: 1 - 30 days         1,551,099.81    1,723
                                      31 - 60 days           213,762.69      250
                                      60+  days              210,360.76       70

                                Total:                     1,975,223.26    1,736
                             Balances: 60+  days           1,115,695.62       70

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2002 - A Owner Trust
For the Month of February 2004
                                                                           NOTES
                                          TOTAL        CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4    CLASS B NOTES
                                      $500,000,000.00 $73,000,000.00 $182,000,000.00 $104,000,000.00 $121,000,000.00 $20,000,000.00
Original Pool Amount

Distributions:
Distribution Percentages  1                                     0.00%           0.00%          96.00%           0.00%          4.00%

Coupon                                                        1.9600%         3.0700%         4.0900%         4.7600%        4.9500%

Beginning Pool Balance                $198,149,953.29
Ending Pool Balance                   $189,086,702.92

Collected Principal                    $8,789,251.33
Collected Interest                     $1,252,024.99
Charge - Offs                            $273,999.04
Liquidation Proceeds / Recoveries        $141,874.46

Servicing                                $165,124.96
Investment Earnings from Pre-Funding Acct.     $0.00
Negative Carry Amount                          $0.00
Cash Transfer from Pre-Funding Acct.           $0.00
Cash Transfer from Reserve Account             $0.00
Total Collections Avail for Debt Svc  $10,018,025.82

Beginning Balance                    $198,149,953.29          $0.00           $0.00  $66,303,955.14 $121,000,000.00  $10,845,998.15

Interest Due 2                           $750,692.39          $0.00           $0.00     $225,985.98     $479,966.67      $44,739.74
Interest Paid                            $750,692.39          $0.00           $0.00     $225,985.98     $479,966.67      $44,739.74
Principal Due                          $9,063,250.37          $0.00           $0.00   $8,700,720.36           $0.00     $362,530.01
Mandatory Prepayments Class A-1 only           $0.00          $0.00
Principal Paid                         $9,063,250.37          $0.00           $0.00   $8,700,720.36           $0.00     $362,530.01

Ending Balance                       $189,086,702.92          $0.00           $0.00  $57,603,234.78 $121,000,000.00  $10,483,468.14
Note/Certificate Pool Factor(Ending
    Balance/Original Pool Amt)                               0.0000          0.0000          0.5539          1.0000          0.5242

Total Distributions                    $9,813,942.76          $0.00           $0.00   $8,926,706.34     $479,966.67     $407,269.75

Interest Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00           $0.00
Principal Shortfall                            $0.00          $0.00           $0.00           $0.00           $0.00           $0.00
                          Total Shortfall      $0.00          $0.00           $0.00           $0.00           $0.00           $0.00

Excess Servicing
    (see Memo Item -Reserve Account)     $204,083.06

Beginning Reserve Acct Balance        $11,136,378.49
(Release) / Draw                        ($710,725.42)
Ending Reserve Acct Balance           $10,425,653.07

1) Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2) Class A-1  Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest  for first settlement based off 15 days, from 04/30/02 to, but excluding, 5/15/02.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
====================================================
Memo Item - Advances:
   Servicer Advances - Current Month     $857,598.14
   Total Outstanding Servicer Advances $7,844,476.76
====================================================

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2002 - A Owner Trust
For the Month of February 2004

Trigger Events: A)  Loss Trigger
                B)  Delinquency Trigger
                C)  Noteholders Percent Trigger

                                                5                 4                 3                 2                 1
                                             Oct-03             Nov-03            Dec-03            Jan-04            Feb-04

Beginning Pool Balance                   $253,598,957.58    $234,882,052.22   $225,516,113.85   $210,272,340.02   $198,149,953.29

A)   Loss Trigger:

Principal of Contracts Charged Off           $213,083.57         $60,454.52        $92,981.21       $171,293.48       $273,999.04

Recoveries                                   $604,052.29        $187,631.06        $48,771.15       $168,724.09       $141,874.46

Total Charged Off (Months 5, 4, 3)           $366,519.30
Total Recoveries (Months 3, 2, 1)            $359,369.70
                                         ----------------
Net Loss / (Recoveries) for 3 Mos              $7,149.60 (a)

Total Balance (Months 5, 4, 3)           $713,997,123.65 (b)

Loss Ratio Annualized  [(a/b) * (12)]            0.0120%

Trigger:  Is Ratio > 1.5%                      No
                                                                                  Dec-03            Jan-04            Feb-04
B)   Delinquency Trigger:                                                     $2,013,396.18     $1,021,446.67      $1,115,695.62
     Balance delinquency 60+ days                                                   0.89279%          0.48577%           0.56306%
     As % of Beginning Pool Balance                                                 0.52416%          0.59568%           0.64721%
     Three Month Average

     Trigger:  Is Average > 2.0%               No

C)   Noteholders Percent Trigger:           2.0851%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

     Trigger:  Is Minimum < 1.0%               No

====================================================================================================================================

                           EXHIBIT 20.5

               Navistar Financial 2002 - B Owner Trust
                   For the Month of February 2004
                Distribution Date of March 15, 2004
                     Servicer Certificate  #16

Original Pool Amount                            $476,822,132.57
Subsequent Receivables (transferred 11/19/02)   $141,557,526.95
Subsequent Receivables (transferred 12/18/02)   $111,641,313.30
Subsequent Receivables (transferred 01/30/03)    $94,264,588.13
Subsequent Receivables (transferred 02/18/03)    $25,713,811.37
Beginning Pool Balance                          $447,012,613.79
Beginning Pool Factor                                 0.5258976

Principal and Interest Collections:
  Principal Collected(Incl.Servicer Adv. Repay   $20,870,634.77
  Interest Collected                              $2,855,900.48
  Mandatory Prepayments                                   $0.00
Additional Deposits:

  Repurchase Amounts                                      $0.00

  Liquidation Proceeds / Recoveries                 $509,672.24
Total Additional Deposits                           $509,672.24

Repos / Chargeoffs                                  $321,113.31
Aggregate Number of Notes Charged Off                       176

Total Available Funds                            $24,236,207.49

Ending Pool Balance                             $425,820,865.71
Ending Pool Factor                                    0.5009661

Servicing Fee                                       $372,510.51

Repayment of Servicer Advances                            $0.00

Reserve Account:
    Beginning Balance  (see Memo Item)           $26,108,502.15
    Target Percentage                                     5.50%
    Target Balance                               $23,420,147.61
    Specified Yield Supplement Amount                     $0.00
    Specified Yield Supplement Amount                 $2,960.92
    Specified Reserve Account Balance            $23,423,108.53
    Minimum Balance                              $16,999,987.45
    (Release) / Deposit                          ($2,685,393.62)
    Ending Balance                               $23,423,108.53
----------------------------------------------------------------
Current Weighted Average APR:                            7.633%
----------------------------------------------------------------
Current Weighted Average Remaining Term (months):         36.04
----------------------------------------------------------------
Delinquencies                                           Dollars    Notes
   Installments:  1 - 30 days                         3,066,355.09    3,268
                 31 - 60 days                           488,368.24      572
                 60+  days                              427,928.99      148

          Total:                                      3,982,652.32    3,316
       Balances: 60+  days                            3,111,921.92      148

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2002 - B Owner Trust
For the Month of February 2004
                                                                          NOTES
                             TOTAL      CLASS A - 1     CLASS A - 2    CLASS A - 3a (3) CLASS A - 3b   CLASS A - 4    CLASS B NOTES
                       $850,000,000.00 $162,000,000.00 $230,000,000.00 $215,000,000.00 $25,000,000.00 $184,000,000.00 $34,000,000.00
Distributions:
   Distribution %  1                             0.00%           0.00%          86.00%         10.00%           0.00%          4.00%
   Coupon                                      1.6200%         1.9200%         1.3444%        2.6400%         3.5200%        5.2700%

Beginning Pool Bal     $447,012,613.79
Ending Pool Balance    $425,820,865.71

Collected Principal     $20,870,634.77
Collected Interest       $2,855,900.48
Charge - Offs              $321,113.31
Liquidation
    Proceeds/Recoveries    $509,672.24
Swap Payments to/
    (from)Trust           ($253,632.81)
Servicing                  $372,510.51
Investment Earnings from
    Pre-Funding Acct.            $0.00
Negative Carry Amount            $0.00
Cash Transfer from
    Pre-Funding Acct.            $0.00
Cash Transfer from Reserve Acct  $0.00
Ttl Collections Avail
    for Debt Svc        $23,610,064.17

Beginning Balance      $447,012,613.79         $0.00            $0.00  $213,792,514.53 $24,859,594.71 $184,000,000.00 $24,360,504.55

Interest Due 2             $916,971.45         $0.00            $0.00      $215,563.79     $54,691.11     $539,733.33    $106,983.22
Interest Paid              $916,971.45         $0.00            $0.00      $215,563.79     $54,691.11     $539,733.33    $106,983.22
Principal Due           $21,191,748.08         $0.00            $0.00   $18,224,903.35  $2,119,174.81           $0.00    $847,669.92
Mandatory Prepayments
   Class A-1 only                $0.00         $0.00
Principal Paid          $21,191,748.08         $0.00            $0.00   $18,224,903.35  $2,119,174.81           $0.00    $847,669.92

Ending Balance         $425,820,865.71         $0.00            $0.00  $195,567,611.18 $22,740,419.90 $184,000,000.00 $23,512,834.63
Note/Certificate Pool
   Factor(Ending Org Pool Amt)                0.0000           0.0000           0.9096         0.9096          1.0000         0.6916

Total Distributions     $22,108,719.53         $0.00            $0.00   $18,440,467.14  $2,173,865.92     $539,733.33    $954,653.14

Interest Shortfall               $0.00         $0.00            $0.00            $0.00          $0.00           $0.00          $0.00
Principal Shortfall              $0.00         $0.00            $0.00            $0.00          $0.00           $0.00          $0.00
   Total Shortfall               $0.00         $0.00            $0.00            $0.00          $0.00           $0.00          $0.00
Excess Servicing (see Memo
   Item-Reserve Acct)    $1,501,344.64

 Beginning Reserve
    Acct Bal            $26,108,502.15
(Release)/Draw          ($2,685,393.62)
 Ending Reserve
    Acct Bal            $23,423,108.53

1) Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2) Class A-1  and Class A-3a  Interest based on Actual Number of Days. Interest  for first settlement based off 27 days, from
11/19/02-12/15/02 for Class A-3a and Class A-1 Class A-3 Interest based on One Month Libor +25 bp.  Class A-2, A-3b,A-4 and Class B
Interest calculated on 26 days.
3) LIBOR was reset on 3/11/04 at 1.09000%.  The Interest Rate on the Class A-3a  Floating Rate Note for the 4/15/04 Distribution
Date is 1.34000%.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
==================================================================
Memo Item - Advances:
   Servicer Advances - Current Reporting Period     $1,266,146.46
   Total Outstanding Servicer Advances              $5,387,442.54
==================================================================

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2002 - B Owner Trust
For the Month of February 2004

Trigger Events: A)  Loss Trigger
                B)  Delinquency Trigger
                C)  Noteholders Percent Trigger

                                            5              4               3               2               1               0
                                         Sep-03          Oct-03          Nov-03          Dec-03          Jan-04         Feb-04

Remaining Gross Balance              $653,935,925.05 $626,432,813.65 $580,238,623.30 $553,721,461.49 $520,824,113.89 $500,766,330.51

A)   Loss Trigger:

Principal of Contracts Charged Off       $441,047.24     $356,355.28     $326,364.64     $264,244.81     $957,081.86     $321,113.31

Recoveries                               $545,762.33     $738,274.90     $255,534.61     $461,814.54     $344,910.68     $509,672.24

Total Charged Off (Months 5, 4, 3)     $1,123,767.16
Total Recoveries (Months 3, 2, 1)      $1,062,259.83
                                     ----------------
Net Loss / (Recoveries) for 3 Mos         $61,507.33(a)

Total Balance (Months 5, 4, 3)     $1,860,607,362.00(b)

Loss Ratio Annualized  [(a/b) * (12)]         0.0397%

Trigger:  Is Ratio > 1.5%                     No
                                                                                        Dec-03            Jan-04           Feb-04

B)   Delinquency Trigger:
     Balance delinquency 60+ days                                                 $4,595,985.56     $2,460,203.14     $3,111,921.92
     As % of Remaining Gross Balance                                                    0.83002%          0.47237%          0.62143%
     Three Month Average                                                                0.60757%          0.62839%          0.64127%

Trigger:  Is Average > 2.0%                   No

C)   Noteholders Percent Trigger:           2.7557%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                   No

------------------------------------------------------------------------------------------------------------------------------------

                              EXHIBIT 20.6

                   Navistar Financial 2003 - A Owner Trust
                      For the Month of February 2004
                    Distribution Date of March 15, 2004
                        Servicer Certificate  #10

Original Pool Amount                                 $326,316,883.05
Subsequent Receivables (transferred 06/05/03)         $67,372,775.52
Subsequent Receivables (transferred 07/07/03)        $106,309,639.77
Subsequent Receivables (transferred xx/xx/xx)                  $0.00
Subsequent Receivables (transferred xx/xx/xx)                  $0.00
Beginning Pool Balance                               $355,661,614.94
Beginning Pool Factor                                      0.7113242

Principal and Interest Collections:
    Principal Collected (Incl. Servicer Advance Repay)$16,351,400.47
    Interest Collected                                 $2,080,349.49
    Mandatory Prepayments                                      $0.00
Additional Deposits:

    Repurchase Amounts                                         $0.00

    Liquidation Proceeds / Recoveries                    $143,473.89
Total Additional Deposits                                $143,473.89

Repos / Chargeoffs                                       $253,135.07
Aggregate Number of Notes Charged Off                             73

Total Available Funds                                 $18,575,223.85

Ending Pool Balance                                  $339,057,079.40
Ending Pool Factor                                         0.6781151

Servicing Fee                                            $296,384.68

Repayment of Servicer Advances                                 $0.00

Reserve Account:
    Beginning Balance  (see Memo Item)                $20,771,336.97
    Target Percentage                                          5.50%
    Target Balance                                    $18,648,139.37
    Specified Yield Supplement Amount                     $47,862.49
    Specified Yield Supplement Amount                          $0.00
    Specified Reserve Account Balance                 $18,696,001.86
    Minimum Balance                                    $9,999,985.97
    (Release) / Deposit                               ($2,075,335.11)
    Ending Balance                                    $18,696,001.86
---------------------------------------------------------------------
Current Weighted Average APR:                                 7.305%
---------------------------------------------------------------------
Current Weighted Average Remaining Term (months):              42.31
---------------------------------------------------------------------

Delinquencies                                              Dollars    Notes
    Installments:  1 - 30 days                           2,344,305.74    2,362
                  31 - 60 days                             422,124.22      433
                 60+  days                                 155,615.43      101

          Total:                                         2,922,045.39    2,391
       Balances: 60+  days                               2,370,701.60      101

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2003 - A Owner Trust
For the Month of February 2004                                             NOTES
                                            TOTAL       CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4   CLASS B NOTES
                                       $500,000,000.00 $85,000,000.00 $175,000,000.00 $113,000,000.00 $108,250,000.00 $18,750,000.00
Original Pool Amount

Distributions:
   Distribution Percentages  1                                  0.00%          96.25%           0.00%           0.00%          3.75%

   Coupon                                                     1.2500%         1.3100%         1.7300%         2.2400%        3.0800%
Beginning Pool Balance                 $355,661,614.94
Ending Pool Balance                    $339,057,079.40

Collected Principal                     $16,351,400.47
Collected Interest                       $2,080,349.49
Charge - Offs                              $253,135.07
Liquidation Proceeds / Recoveries          $143,473.89

Servicing                                  $296,384.68
Investment Earnings from Pre-Funding Acct.       $0.00
Cash Transfer from Negative Carry Acct.          $0.00
Cash Transfer from Pre-Funding Acct.             $0.00
Cash Transfer from Reserve Account               $0.00
Ttl Collections Avail for Debt Svc      $18,278,839.17

Beginning Balance                      $355,661,614.94          $0.00 $117,886,804.38 $113,000,000.00 $108,250,000.00 $16,524,810.56

Interest Due 2                             $536,081.77          $0.00     $128,693.09     $162,908.33     $202,066.67     $42,413.68
Interest Paid                              $536,081.77          $0.00     $128,693.09     $162,908.33     $202,066.67     $42,413.68
Principal Due                           $16,604,535.54          $0.00  $15,981,865.46           $0.00           $0.00    $622,670.08
Mandatory Prepayments Class A-1 only **          $0.00          $0.00
Principal Paid                          $16,604,535.54          $0.00  $15,981,865.46           $0.00           $0.00    $622,670.08

Ending Balance                         $339,057,079.40          $0.00 $101,904,938.92 $113,000,000.00 $108,250,000.00 $15,902,140.48
Note / Certificate Pool Factor
  (Ending Bal Orginal Pool Amt)                                0.0000          0.5823          1.0000          1.0000         0.8481

Total Distributions                     $17,140,617.31          $0.00  $16,110,558.55     $162,908.33     $202,066.67    $665,083.76

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
   Total Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Excess Servicing
   (see Memo Item - Reserve Account)     $1,138,221.86
   Beginning Reserve Acct Balance       $20,771,336.97
   (Release) / Draw                     ($2,075,335.11)
   Ending Reserve Acct Balance          $18,696,001.86

1) Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2) Class A-1 Interest based on Actual Number of Days. Interest  for first settlement based off 11 days, from 06/05/03 to 06/16/03 for Class A-1 Class A-2, A-3, A-4 and Class B Interest calculated on 10 days  (06/05/03 to 06/15/03).

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
=====================================================
Memo Item - Advances:
   Servicer Advances - Current Report     $697,291.05
   Total Outstanding Servicer Advance   $3,811,064.53
=====================================================

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2003 - A Owner Trust
For the Month of February 2004

Trigger Events: A)  Loss Trigger
                B)  Delinquency Trigger
                C)  Noteholders Percent Trigger

                                          5                4             3                2               1               0
                                       Sep-03           Oct-03          Nov-03           Dec-03         Jan-04          Feb-04

Remaining Gross Balance           $498,105,610.11   $481,037,541.53 $456,809,418.08  $439,795,299.46 $420,212,793.26 $402,892,174.76

A)   Loss Trigger:

Principal of Contracts Charged Off    $136,667.78       $519,229.68     $191,162.85      $136,519.62     $374,105.55     $253,135.07

Recoveries                            $214,386.52       $398,860.57     $250,609.12      $114,505.27     $200,605.98     $143,473.89

Total Charged Off (Months 5, 4, 3)    $847,060.31
Total Recoveries (Months 3, 2, 1)     $565,720.37
                                    ----------------
Net Loss / (Recoveries) for 3 Mo      $281,339.94     (a)

Total Balance (Months 5, 4, 3)  $1,435,952,569.72(b)

Loss Ratio Annualized  [(a/b)*(12))        0.2351%

Trigger:  Is Ratio > 1.5%                 No
                                                                                     Dec-03         Jan-04          Feb-04
B)   Delinquency Trigger:
     Balance delinquency 60+ days                                                 $1,992,575.91  $1,492,041.83   $2,370,701.60
     As % of Remaining Gross Balance                                                0.45307%       0.35507%           0.58842%
     Three Month Average                                                            0.28090%       0.36721%           0.46552%

Trigger:  Is Average > 2.0%               No

C)   Noteholders Percent Trigger:         3.7392%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
                                                                                                                                                                                                                          ----------------
Trigger:  Is Minimum < 1.0%               No

Beginning Balance-Back-up Svcr Acct  $250,000.00
plus:  Monthly Interest Earned           $183.00
less:  Monthly Interest Earned return   ($183.00)
less:  Activity for month                  $0.00
Ending Balance-Back-up Servicer Acct $250,000.00

====================================================================================================================================

                               EXHIBIT 20.7
                  Navistar Financial 2003 - B Owner Trust
                       For the Month of February 2004
                    Distribution Date of March 15, 2004
                         Servicer Certificate  #5

Original Pool Amount                                  $354,999,927.08
Subsequent Receivables (transferred 11/21/03)         $194,998,039.46
Subsequent Receivables (transferred xx/xx/xx)                   $0.00
Subsequent Receivables (transferred xx/xx/xx)                   $0.00
Subsequent Receivables (transferred xx/xx/xx)                   $0.00
Beginning Pool Balance                                $500,088,030.97
Beginning Pool Factor                                       0.9092543

Principal and Interest Collections:
   Principal Collected (Incl. Servicer Advance Repay) $14,795,087.84
   Interest Collected                                  $2,691,566.75
   Mandatory Prepayments                                       $0.00
Additional Deposits:

    Repurchase Amounts                                         $0.00

    Liquidation Proceeds / Recoveries                    $257,309.56
Total Additional Deposits                                $257,309.56

Repos / Chargeoffs                                        $18,863.24
Aggregate Number of Notes Charged Off                             14

Total Available Funds                                 $17,743,964.15

Ending Pool Balance                                  $485,274,079.89
Ending Pool Factor                                         0.8823198

Servicing Fee                                            $416,740.03

Repayment of Servicer Advances                                 $0.00

Reserve Account:

    Beginning Balance  (see Memo Item)                $29,145,043.73
    Target Percentage                                          5.50%
    Target Balance                                    $26,690,074.39
    Specified Yield Supplement Amount                    $101,911.31
    Specified Yield Supplement Amount                        $509.61
    Specified Reserve Account Balance                 $26,792,495.31
    Minimum Balance                                   $10,999,959.33
    (Release) / Deposit                               ($2,352,548.42)
    Ending Balance                                    $26,792,495.31

---------------------------------------------------------------------
Current Weighted Average APR:                                  6.610%
---------------------------------------------------------------------
Current Weighted Average Remaining Term (months):              47.54
---------------------------------------------------------------------

Delinquencies                                                Dollars     Notes
    Installments:  1 - 30 days                            1,832,416.93     1,942
                  31 - 60 days                              261,346.85       307
                  60+  days                                  48,417.18        38
           Total:                                         2,142,180.96     1,943
        Balances: 60+  days                               2,107,991.41        38

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Navistar Financial 2003 - B Owner Trust
For the Month of February 2004                                                   NOTES
                                           TOTAL       CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4   CLASS B NOTES
                                      $550,000,000.00 $93,400,000.00 $163,500,000.00 $160,000,000.00 $111,100,000.00 $22,000,000.00
Original Pool Amount

Distributions:
   Distribution Percentages  1                               100.00%           0.00%           0.00%           0.00%          0.00%
   Coupon                                                  1.140630%       1.690000%       1.294380%       3.250000%      3.790000%

Beginning Pool Balance                $500,088,030.97
Ending Pool Balance                   $485,274,079.89

Collected Principal                    $14,795,087.84
Collected Interest                      $2,691,566.75
Charge - Offs                              $18,863.24
Liquidation Proceeds / Recoveries         $257,309.56
Swap Payments to/(from)Trust             ($182,083.33)
Servicing                                 $416,740.03
Investment Earnings from Pre-Funding Acct.      $0.00
Cash Transfer from Negative Carry Acct.         $0.00
Cash Transfer from Pre-Funding Acct.            $0.00
Cash Transfer from Reserve Account              $0.00
Total Collections Avail for Debt Svc   $17,145,140.79

Beginning Balance                     $500,088,030.97 $43,488,030.97 $163,500,000.00 $160,000,000.00 $111,100,000.00 $22,000,000.00

Interest Due 2                            $793,170.07     $37,202.81     $230,262.50     $155,325.60     $300,895.83     $69,483.33
Interest Paid                             $793,170.07     $37,202.81     $230,262.50     $155,325.60     $300,895.83     $69,483.33
Principal Due                          $14,813,951.08 $14,813,951.08           $0.00           $0.00           $0.00          $0.00
Mandatory Prepayments Class A-1 only **         $0.00          $0.00
Principal Paid                         $14,813,951.08 $14,813,951.08           $0.00           $0.00           $0.00          $0.00

Ending Balance                        $485,274,079.89 $28,674,079.89 $163,500,000.00 $160,000,000.00 $111,100,000.00 $22,000,000.00
Note/Certificate Pool Factor
     (Ending Balance/Orginal Pool Amt)                        0.3070          1.0000          1.0000          1.0000         1.0000
Total Distributions                    $15,607,121.15 $14,851,153.89     $230,262.50     $155,325.60     $300,895.83     $69,483.33

Interest Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
   Total Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Excess Servicing
   (see Memo Item - Reserve Account)    $1,538,019.64

   Beginning Reserve Acct Balance      $29,145,043.73
   (Release) / Draw                    ($2,352,548.42)
   Ending Reserve Acct Balance         $26,792,495.31

 1) Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
 2) Class A-1 Interest based on Actual Number of Days.  Interest  for first settlement based off 17 days, from 10/31/03 to 11/17/03 for Class A-1 and A-3.  Class A-2, and  A-4 and Class B Interest calculated  on 15 days.
 3) LIBOR was reset on 3/11/04 at 1.09000%.  The Interest Rate on the Class A-3a  Floating Rate Notes for the 4/15/04 Distribution
 Date is 1.29000%.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
=============================================================
   Memo Item - Advances:
     Servicer Advances - Current Reporting Period - $966,062.89
     Total Outstanding Servicer Advance - $2,510,828.57
 ==============================================================

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Navistar Financial 2003 - B Owner Trust
For the Month of February 2004

Trigger EventsA)  Loss Trigger
              B)  Delinquency Trigger
              C)  Noteholders Percent Trigger

                                           5               4               3               2               1              0
                                         Sep-03         Oct-03          Nov-03          Dec-03          Jan-04          Feb-04

Remaining Gross Balance                   N/A        $399,499,943.17 $605,230,615.98 $592,687,464.01 $573,702,038.35 $558,780,877.88

A)   Loss Trigger:

Principal of Contracts Charged Off        N/A            $155,813.44      $73,342.50      $94,529.02     $117,857.82      $18,863.24

Recoveries                               $0.00                 $0.00           $0.00           $0.00           $0.00     $257,309.56

Total Charged Off (Months 5, 4, 3)                  N\A
Total Recoveries (Months 3, 2, 1)        $0.00
                                      -------------
Net Loss / (Recoveries) for 3 Mos                  (a)A

Total Balance (Months 5, 4, 3)            N/A      (b)

Loss Ratio Annualized  [(a/b) * (12)]             N\A

Trigger:  Is Ratio > 1.5%                  No
                                                                                        Dec-03          Jan-04          Feb-04
B)   Delinquency Trigger:
     Balance delinquency 60+ days                                                    $1,069,802.20     $670,154.35   $2,107,991.41
     As % of Remaining Gross Balance                                                       0.18050%        0.11681%        0.37725%
     Three Month Average                                                                   0.17680%        0.17835%        0.22485%

Trigger:  Is Average > 2.0%                No

C)   Noteholders Percent Trigger:     4.8714%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                No

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